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                       CYPRESS SEMICONDUCTOR CORPORATION
                  1996 KEY EMPLOYEE BONUS PLAN AGREEMENT (KEBP)



ARTICLE 1 - PLAN OBJECTIVE

1.1 The objective of this Key Employee Bonus Plan is to provide incentive to key employees of the Company based on the Company's overall Sales and Earnings Per Share (EPS) achievement, the Company's growth relative to selected competitors, and the individual's performance against set individual Critical Success Factors (CSFs).


ARTICLE 2 - EFFECTIVE DATE

2.1 This agreement will become effective January 1, 1996 for the plan period of fiscal year 1996. The plan period for fiscal year 1996 covers January 2, 1996 to December 30, 1996.


ARTICLE 3 - ELIGIBILITY FOR PLAN PARTICIPATION

3.1 Prior to the commencement of each Plan Period, members of Cypress' Executive Staff will recommend to the President/CEO for approval proposed participants for the plan period and their incentive levels.

3.2 Prior to the commencement of each Plan Period, the CEO and his Executive Staff's plan participation and their incentive levels will be presented to the Compensation Committee of the Board of Directors for approval.

3.3 Participants are notified of their eligibility at the beginning of each plan period.

3.4 Newly hired employees may be added as participants during the plan period. Other employees who are currently not plan participants may be considered for participation at the beginning of the plan period, provided however that they have assumed greater responsibility or demonstrated greater contribution to the company. Participants added during the plan period shall receive prorated awards based on the number of months of participation in the plan with a minimum of six months participation. Otherwise, eligibility will be deferred until the next plan period. Exceptions are subject to CEO approval.

3.5  Changes in plan participants require the approval of the President/CEO.


ARTICLE 4 -  CALCULATION OF THE BONUS

4.1 The total possible bonus is determined by the absolute performance of Cypress in both revenue and earnings per share (EPS) and by the relative performance of Cypress' revenue growth versus a select list of competitors' revenue growth. (For 1996, the comparison competitors are shown in Attachment A.)

     a) The target bonus is the individual incentive target of each participant.




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     b) The estimated bonus is comprised of two parts, one based on Sales and one based on EPS with each element accounting for the generation of half of the bonus.


ESTIMATED BONUS BASED ON REVENUE

If the actual sales for FY96 are equal to $775 million, the estimated bonus for revenue is multiplied by 25%.

Revenue lower than $775 million will result in zero bonus for the revenue portion of the plan.

Actual sales performance between $775 million and $950 million will result in a multiplier for revenue which ranges from 25%-200% as shown in the table below.

For example, if the actual FY96 revenue equals $867 million, the estimated bonus for revenue is multiplied by a factor of 112.8%.

For the purpose of computing the bonus multiplier for revenue, the actual FY96 sales will be rounded to the nearest million.


                                    Table 1
                           Bonus Multiplier for Sales
                          For every $2M sales of Plan

           Sales ($M)                Addtl                     Cum
              FY96              Bonus Multiplier         Bonus Multiplier
        ----------------      --------------------     --------------------
               775                    0.00%                    0.0%
               777                    3.64%                    3.6%
               779                    3.64%                    7.3%
               781                    3.64%                   10.9%
               783                    3.64%                   14.6%
               785                    3.64%                   18.2%
               787                    3.64%                   21.8%
               789                    3.64%                   25.5%
               791                    3.64%                   29.1%
               793                    3.64%                   32.7%
               795                    3.64%                   36.4%
               797                    3.64%                   40.0%
               799                    3.64%                   43.7%
               801                    3.64%                   47.3%
               803                    3.64%                   50.9%
               805                    3.64%                   54.6%
               807                    3.64%                   58.2%
               809                    3.64%                   61.8%
               811                    3.64%                   65.5%
               813                    3.64%                   69.1%
               815                    3.64%                   72.8%
               817                    3.64%                   76.4%
               819                    3.64%                   80.0%
               821                    3.64%                   83.7%








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                               Table 1 (Continued)
                           Bonus Multiplier for Sales
                          For every $2M sales of Plan

           Sales ($M)                Addtl                     Cum
              FY96              Bonus Multiplier         Bonus Multiplier
        ----------------      --------------------     --------------------
               823                    3.64%                   87.3%
               825                    3.64%                   91.0%
               827                    3.64%                   94.6%
               829                    3.64%                   98.2%
               830                    1.82%                  100.0%
               831                    1.64%                  101.7%
               833                    1.64%                  103.3%
               835                    1.64%                  105.0%
               837                    1.64%                  106.6%
               839                    1.64%                  108.2%
               841                    1.64%                  109.9%
               843                    1.64%                  111.5%
               845                    1.64%                  113.2%
               847                    1.64%                  114.8%
               849                    1.64%                  116.4%
               851                    1.64%                  118.1%
               853                    1.64%                  119.7%
               855                    1.64%                  121.4%
               857                    1.64%                  123.0%
               859                    1.64%                  124.6%
               861                    1.64%                  126.3%
               863                    1.64%                  127.9%
               865                    1.64%                  129.5%
               867                    1.64%                  131.2%
               869                    1.64%                  132.8%
               871                    1.64%                  134.5%
               873                    1.64%                  136.1%
               875                    1.64%                  137.7%
               877                    1.64%                  139.4%
               879                    1.64%                  141.0%
               881                    1.64%                  142.7%
               883                    1.64%                  144.3%
               885                    1.64%                  145.9%
               887                    1.64%                  147.6%
               889                    1.64%                  149.2%
               891                    1.64%                  150.9%
               893                    1.64%                  152.5%
               895                    1.64%                  154.1%
               897                    1.64%                  155.8%
               899                    1.64%                  157.4%
               901                    1.64%                  159.0%
               903                    1.64%                  160.7%
               905                    1.64%                  162.3%
               907                    1.64%                  164.0%
               909                    1.64%                  165.6%
               911                    1.64%                  167.2%
               913                    1.64%                  168.9%








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                               Table 1 (Continued)
                           Bonus Multiplier for Sales
                          For every $2M sales of Plan

           Sales ($M)                Addtl                     Cum
              FY96              Bonus Multiplier         Bonus Multiplier
        ----------------      --------------------     --------------------
               915                    1.64%                   170.5%
               917                    1.64%                   172.2%
               919                    1.64%                   173.8%
               921                    1.64%                   175.4%
               923                    1.64%                   177.1%
               925                    1.64%                   178.7%
               927                    1.64%                   180.4%
               929                    1.64%                   182.0%
               931                    1.64%                   183.6%
               933                    1.64%                   185.3%
               935                    1.64%                   186.9%
               937                    1.64%                   188.6%
               939                    1.64%                   190.2%
               941                    1.64%                   191.8%
               943                    1.64%                   193.5%
               945                    1.64%                   195.1%
               947                    1.64%                   196.7%
               949                    1.64%                   198.4%
               950                    1.64%                   200.0%




































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ESTIMATED BONUS BASED ON EPS

If the actual EPS for FY96 is equal to $1.60 the estimated bonus for EPS is multiplied by 50%.

EPS lower than $1.60 will result in zero bonus for the EPS portion of the plan.

Actual EPS performance between $1.60 and $2.10 will result in a multiplier for EPS which ranges from 50%-200% as shown in the table below.

For example, if the actual FY96 EPS equals $1.83, the estimated bonus for EPS is multiplied by a factor of 89.7%.

For the purpose of computing the multiplier for EPS, the actual
EPS will be rounded to the nearest penny.

                                    Table 2
                           Bonus Multiplier for EPS
                         For every Penny EPS in Plan

              EPS                    Addtl                     Cum
              FY96              Bonus Multiplier         Bonus Multiplier
        ----------------      --------------------     --------------------
               1.60                   50.00%                  50.0%
               1.61                    1.73%                  51.7%
               1.62                    1.73%                  53.5%
               1.63                    1.73%                  55.2%
               1.64                    1.73%                  56.9%
               1.65                    1.73%                  58.6%
               1.66                    1.73%                  60.3%
               1.67                    1.73%                  62.1%
               1.68                    1.73%                  63.8%
               1.69                    1.73%                  65.5%
               1.70                    1.73%                  67.2%
               1.71                    1.73%                  69.0%
               1.72                    1.73%                  70.7%
               1.73                    1.73%                  72.4%
               1.74                    1.73%                  74.1%
               1.75                    1.73%                  75.9%
               1.76                    1.73%                  77.6%
               1.77                    1.73%                  79.3%
               1.78                    1.73%                  81.0%
               1.79                    1.73%                  82.8%
               1.80                    1.73%                  84.5%
               1.81                    1.73%                  86.2%
               1.82                    1.73%                  87.9%
               1.83                    1.73%                  89.7%
               1.84                    1.73%                  91.4%
               1.85                    1.73%                  93.1%
               1.86                    1.73%                  94.8%
               1.87                    1.73%                  96.6%
               1.88                    1.73%                  98.3%
               1.89                    1.73%                 100.0%
               1.90                    4.76%                 104.8%







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                              Table 2 (Continued)
                           Bonus Multiplier for EPS
                         For every Penny EPS in Plan

              EPS                    Addtl                     Cum
              FY96              Bonus Multiplier         Bonus Multiplier
        ----------------      --------------------     --------------------
               1.91                   4.76%                   109.5%
               1.92                   4.76%                   114.3%
               1.93                   4.76%                   119.1%
               1.94                   4.76%                   123.8%
               1.95                   4.76%                   128.6%
               1.96                   4.76%                   133.3%
               1.97                   4.76%                   138.1%
               1.98                   4.76%                   142.9%
               1.99                   4.76%                   147.6%
               2.00                   4.76%                   152.4%
               2.01                   4.76%                   157.1%
               2.02                   4.76%                   161.9%
               2.03                   4.76%                   166.7%
               2.04                   4.76%                   171.4%
               2.05                   4.76%                   176.2%
               2.06                   4.76%                   180.9%
               2.07                   4.76%                   185.7%
               2.08                   4.76%                   190.5%
               2.09                   4.76%                   195.2%
               2.10                   4.76%                   200.0%


     c) When the estimated bonus for revenue and EPS have been calculated, the two are added together. The resulting calculated total bonus is multiplied by the Cypress growth factor. The Cypress growth factor is calculated by taking the weighted average of the actual growth percentages of the selected competitor companies for their Fiscal year 1996, dividing that composite growth factor into the Cypress growth rate and taking the square of the result:


                                         Cypress Growth Rate in FY96
          CYPRESS GROWTH FACTOR =        -----------------------------------
                                         Composite Competitors' Growth Rate


     d) The actual bonus is the sum of the estimated bonus for revenue and the estimated bonus for EPS, multiplied by the Cypress growth factor.

















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ARTICLE 5 - INCENTIVE LEVEL CONFIGURATION

     A participant's possible bonus is divided into two parts; one portion based on their individual performance and one part based on the average performance of the Executive Staff against their CSFs.

5.1 Incentive levels for each plan participant will be defined to include weights for the following bonus plan elements:

       Corporate         - bonus plan element based on company performance
       performance

       Individual CSF's  - bonus plan scoring based on participant's accomplishment of their CSFs (average of individual's CSFs for the year)

5.2 Each plan participant will be given an incentive level expressed as a percent of Base Salary. The following incentive levels have been defined:

               80%      CEO, Senior VPs
               30%      VPs, Key Mgrs, Key Employees
               20%      Other Key Employees

5.3 Plan participants will be measured based on the following incentive plan elements:

                                      20% Bonus    30% Bonus    80% Bonus
                                     -----------  -----------  -----------
       Corporate performance              20%          40%         50%
       Individual CSFs                    80%          60%         50%

5.4  Participants can earn 0% to 100% scores on CSFs.

5.5 For the purpose of the KEBP, EPS is defined as Earnings Per Share reported by the company adjusted for extra-ordinary events not included in the fiscal year's Plan, i.e. 95.12 Plan.

5.6 Plan payout will be based on the plan participant's base salary at the end of the plan period.

5.7 Should an employee change jobs during the plan period, and the change result in a change in incentive level either as a result of a promotion or demotion, the new incentive level will be determined immediately and the employee will be notified in writing. In any case, changes in incentive level require the approval of the CEO.

5.8 Quarterly, VPs will present their CSF achievement at the Executive Staff. The CSF achievement of the direct reports to the VPs will be presented and discussed at the first Operations Review of each quarter. Results for the prior quarter and CSF plans for the current quarter are presented.











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ARTICLE 6 - CALCULATION OF ACTUAL BONUS BASED ON CSF PERFORMANCE

6.1 A participant's actual bonus is calculated as:

Participants        Incentive Plan                          Actual
Possible       X    Element for                       =     Bonus for
Bonus               Company Performance                     Company Performance


Participants        Incentive Plan       Individuals        Actual
Possible       X    Element for      X   CSF          =     Bonus for
Bonus               CSF Score            Score              Individual CSFs


Actual                           Actual                     Total
Bonus for               +        Bonus for            =     Actual
Company Performance              Individual CSFs            Bonus



6.2 A 0% threshold will be defined for each CSF. This threshold, which could be timing and/or deliverable-based, is a point at which CSF score starts to be earned. If a participant does not reach/complete the minimum threshold, the CSF will be scored 0% (zero). Progress beyond the threshold earns the participant a pro-rated score up to 100%.


ARTICLE 7 - PAYMENT OF BONUS EARNED

7.1 At the end of the plan period, the CEO will present the actual bonuses [along with the computation of the estimated bonuses] to the Compensation Committee of the Board for their approval.

7.2 Actual bonuses for each participant will be calculated using the formulas above.

7.3  Actual bonuses will be paid in three installments, defined as follows:

       50% of bonus earned at the end of the plan period will be paid one week after financial results are made public from the fiscal year concluded (tentatively January 31st).

       25% of bonus earned will be paid 6 months after the first installment (tentatively July 31st).

       25% of bonus earned will be paid in the following year coinciding with that plan year's first 50% payout (tentatively January 31st).

       On the basis of this schedule, 1st payout for 1996 plan period is tentatively January 31, 1997.












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ARTICLE 8 - ELIGIBILITY FOR PAYMENT

8.1 To be eligible for bonus payment, the participant must be employed by the company at the scheduled payment date. A participant who terminates employment prior to the payment date will forfeit the bonus including all future payment schedules, except as otherwise provided in this article.

8.2 Disability: If a participant is disabled, i.e. inability to perform any services for the company and eligible to receive disability benefits under the standards used by the company's disability benefit plan, the participant will receive an award representing a proration for each month of employment in the plan period.

8.3 Retirement: If a participant retires, i.e. permanent termination of employment with the company in accordance with the company's retirement policies, the participant will receive an award representing a proration for each month of employment in the plan period.

8.4 Death: If a participant dies, awards will be paid to the beneficiary designated by the participant, otherwise, to the persons entitled thereto as determined by a court of competent jurisdiction. The award will be a proration of each month of employment in the plan period.

8.5 Lay-off: If a participant is terminated by lay-off during the plan period, no bonus will be awarded. If a participant is terminated by lay-off after the plan period but prior to a scheduled bonus payment, it will be the discretion of the CEO to pay bonus in full or on a prorate basis. No bonus will be paid to employees who are terminated for cause.

8.6 All qualified bonus payments including future schedule pursuant to para 8.2, 8.3 and 8.5 will be paid in lump-sum.

8.8 The CEO reserves the right to reduce the bonus award of a participant on a pro-rata basis to reflect a participant's leave of absence during the plan period.


ARTICLE 9 - MISCELLANEOUS

9.1 Unless as defined in article 8.4, no right or interest in this plan is transferable or assignable except by will or laws of descent and distribution.

9.2 Participation in this plan does not guarantee any right to continued employment with the Company.

9.3 Participation in the plan in a particular plan period is not a guarantee to participation in subsequent plan periods.

9.4 Management reserves the right to discontinue participation of any participant in this plan, at any time, and for whatever reasons.










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9.5  This plan is unfunded and the company does not intend to set up a sinking fund. Consequently, payments arising out of bonus earned shall be paid out of the company's general assets. Accounts recognized by the company for book purposes is not an indication of funds set aside for payment. Plan participants are considered as general creditors of the company and the obligation of the company is purely contractual and is not secured by any particular company asset.

9.6 The provision of this plan shall not limit the CEO and the Compensation Committee of the Board of Directors to modify said plan, or adopt such other plans on matters of compensation, bonus or incentive, which in its own judgment it deems proper, at any time.

9.7 This agreement is construed to be in accordance with the laws of the State of Delaware.